Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Carol B. Armitage
Name:	Carol B. Armitage

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Samuel E. Beall III
Name:	Samuel E. Beall III

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Jeannie Diefenderfer
Name:	Jeannie Diefenderfer

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Jeffrey T. Hinson
Name:	Jeffrey T. Hinson

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ William G. LaPerch
Name:	William G. LaPerch

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Larry Laque
Name:	Larry Laque

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 2, 2017.

Signed:	/s/ Julie Shimer
Name:	Julie Shimer

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Marc Stoll
Name:	Marc Stoll

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Michael G. Stoltz
Name:	Michael G. Stoltz

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Walter Turek
Name:	Walter Turek

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned, whose signature appears below, hereby constitutes and appoints Tony Thomas, Robert E. Gunderman, and Kristi Moody, and each of them, jointly and severally, the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution, for the undersigned and in the undersigned's name, place and stead and in any and all capacities, to sign and affix the undersigned's name as such director of Windstream Holdings, Inc. (the "Company") to one or more Registration Statements on Form S-8 (or other applicable form prescribed by the regulations of the Securities and Exchange Commission), and any and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission (the "Commission"), in connection with the registration under the Securities Act of 1933, as amended, related to the issuance of certain equity grants to certain individuals as inducement to join the Company, or one of its subsidiaries, as employees and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have executed this power of attorney as of August 8, 2017.

Signed:	/s/ Alan L. Wells
Name:	Alan L. Wells